UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 22, 2005

                              ARK RESTAURANTS CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-14030


             New York                                         13-3156768
  -------------------------------                       -----------------------
  (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                          Identification No.)


                                 85 Fifth Avenue
                               New York, NY 10003
             (Address of principal executive offices, with zip code)


                                 (212) 206-8800
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 2.02.  Results of Operations and Financial Condition

            The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

            On December 22, 2005, Ark Restaurants Corp. issued a press release announcing its fourth quarter and year end financial results for 2005, the text of which is furnished herewith as Exhibit 99.1.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ARK RESTAURANTS CORP.


                                                By:  /s/ Michael Weinstein
                                                     ---------------------
                                                     Chief Executive Officer



Date:  December 22, 2005

INDEX TO EXHIBITS

 Exhibit        Description
 -------        -----------

   99.1 Press Release dated December 22, 2005 entitled "Ark Restaurants Announces Financial Results for the Fourth Quarter and Full Year 2005.